CARILLON SERIES TRUST
Carillon ClariVest Capital Appreciation Fund
Carillon ClariVest International Stock Fund
Carillon Eagle Growth & Income Fund
Carillon Eagle Mid Cap Growth Fund
Carillon Eagle Small Cap Growth Fund
Carillon Scout Mid Cap Fund
Carillon Scout Small Cap Fund
Carillon Reams Core Bond Fund
Carillon Reams Core Plus Bond Fund
Carillon Reams Unconstrained Bond Fund
(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT DATED DECEMBER 1, 2023 TO THE PROSPECTUS,
SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2023, AS PREVIOUSLY AMENDED OR SUPPLEMENTED

The Board of Trustees of Carillon Series Trust has approved, based upon the recommendation of Carillon Tower Advisers, Inc., the Funds’ investment adviser:  (i) the combination of the Class R-3 and Class R-5 shares of the Funds into Class I shares of the Funds; (ii) the combination of the Class Y shares of the Funds into Class A shares of the Funds; and (iii) the termination of the Class R-3, Class R-5 and Class Y shares of the Funds.  These changes will become effective on or about the close of business on March 1, 2024 (the “Combination Date”).  Effective March 1, 2024, the Funds will no longer accept purchases of Class R-3, Class R-5 and Class Y shares.  Any purchases of Class R-3, Class R-5 or Class Y shares received after February 29, 2024, such as those pursuant to a reinvestment of dividends or a periodic investment program, will be invested in Class I or Class A shares, as applicable.

No action is needed on your part.  Each Class R-3 and Class R-5 shareholder will receive Class I shares in an amount equal to the value of the shareholder’s Class R-3 or Class R-5 shares as of the Combination Date, and each Class Y shareholder will receive Class A shares in an amount equal to the value of the shareholder’s Class Y shares as of the Combination Date.  As reflected in the current prospectus:

•
the net annual fund operating expenses of Class I shares are expected to be lower than the net annual fund operating expenses of the Class R-3 shares and the same as or lower than the Class R-5 shares;

•	for most Funds, the net annual fund operating expenses of Class A shares are expected to be the same as or lower than the net annual fund operating expenses of Class Y shares;
•
for certain Funds, the net annual fund operating expenses of Class A shares may be slightly higher than the net annual fund operating expenses of Class Y shares.  Any additional expenses to be incurred by Class Y shareholders following the combination of Class Y shares into Class A shares are expected to be non-material.

No sales charges will be imposed in connection with the combinations.  In addition, although Class A shares generally impose a sales charge up to 4.75%, and may impose up to a 1% contingent deferred sales charge on purchases of $1,000,000 or more that are sold within 18 months from the date of purchase, these sales charges will be waived for new purchases of Class A shares made by Class Y shareholders.

Prior to the Combination Date, shareholders of Class R-3, Class R-5 and Class Y shares may exchange or redeem their investments as described in the Funds’ Prospectus.  No sales charges or redemption fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders, except for an exchange of shares of one class of a Fund for a different share class of the same Fund, which generally is not a taxable event.  For federal income tax purposes, the combination of shares of one share class of a Fund into shares of a different share class of a Fund is not expected to result in the realization of a capital gain or loss.  You should consult your tax adviser to discuss the combination and determine its tax consequences.

For more information, please contact us at 1.800.421.4184.  If you purchased shares of a Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary for further details.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE